SCHWAB CAPITAL TRUST

Schwab Monthly® Income Fund — Moderate Payout

Schwab Monthly® Income Fund — Enhanced Payout

Schwab Monthly® Income Fund — Maximum Payout

(collectively, the “Funds”)

Supplement dated April 19, 2017 to the

Summary Prospectus and Statutory Prospectus

(“Prospectuses”), each dated April 14, 2016

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, the Statutory Prospectus is being revised to reflect the addition of the following underlying funds in which the Funds will invest:

Schwab Short-Term Bond Index Fund	The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of U. S. investment grade government related and corporate bonds with maturities between 1-5 years. The fund generally invests in securities that are included in the Bloomberg Barclays U.S. Government/Credit 1-5 Years Index[1]. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the index. The fund will notify its shareholders at least 60 days before changing this policy. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index.

Schwab U.S. Aggregate Bond Index Fund	The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market. The fund generally invests in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index[2]. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the index, including TBA transactions, as defined below. The fund will notify its shareholders at least 60 days before changing this policy. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index.

[1,2]

Index ownership — ©2016 Bloomberg. Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclay’s, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Short-Term Bond Index Fund nor the Schwab U.S. Aggregate Bond Index Fund are sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

REG96867-00 (04/17)

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